                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                           364-DAY CREDIT AGREEMENT

                         DATED AS OF NOVEMBER 10, 2000

                                   A M O N G

                            THE MEAD CORPORATION,
                                as the Borrower

                 THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            as Administrative Agent

                                BANK ONE, NA,
                             as Syndication Agent

                                      and

                            BANK OF AMERICA, N.A.,
                            as Documentation Agent

================================================================================

                       BANC ONE CAPITAL MARKETS, INC.,
                     as Lead Arranger and Sole Bookrunner

================================================================================

                                SIDLEY & AUSTIN
                                Bank One Plaza
                           10 South Dearborn Street
                            Chicago, Illinois 60603

                               TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
ARTICLE I DEFINITIONS...............................................................................      1

ARTICLE II THE CREDITS..............................................................................     14
           -----------
2.1.    Commitment..................................................................................     14
        ----------
2.2.    Extension of Syndicated Loan Termination Date; Conversion to Term Loans.....................     14
        -----------------------------------------------------------------------
2.2.1.  Extension of Syndicated Loan Termination Date...............................................     14
        ---------------------------------------------
2.2.2.  Conversion to Term Loan.....................................................................     15
        -----------------------
2.3.    Required Payments; Termination..............................................................     15
        ------------------------------
2.4.    Ratable Loans...............................................................................     15
        -------------
2.5.    Types of Advances...........................................................................     16
        -----------------
2.6.    Facility Fee; Utilization Fee; Reductions in Aggregate Commitment...........................     16
        -----------------------------------------------------------------
2.7.    Minimum Amount of Each Advance..............................................................     16
        ------------------------------
2.8.    Optional Principal Payments.................................................................     16
        ---------------------------
2.9.    Method of Selecting Types and Interest Periods for New Advances.............................     17
        ---------------------------------------------------------------
2.10.   Conversion and Continuation of Outstanding Advances.........................................     17
        ---------------------------------------------------
2.11.   Changes in Interest Rate, etc...............................................................     18
        -----------------------------
2.12.   Rates Applicable After Default..............................................................     18
        ------------------------------
2.13.   Method of Payment...........................................................................     18
        -----------------
2.14.   Noteless Agreement; Evidence of Indebtedness................................................     19
        --------------------------------------------
2.15.   Telephonic Notices..........................................................................     19
        ------------------
2.16.   Interest Payment Dates; Interest and Fee Basis..............................................     20
        ----------------------------------------------
2.17.   Notification of Advances, Interest Rates, Prepayments and Commitment Reductions.............     20
        -------------------------------------------------------------------------------
2.18.   Lending Installations.......................................................................     20
        ---------------------
2.19.   Non-Receipt of Funds by the Administrative Agent............................................     20
        ------------------------------------------------
2.20.   Removal or Replacement of Lender............................................................     21
        -------------------------------

ARTICLE  III YIELD PROTECTION; TAXES................................................................     21
             -----------------------
3.1.    Yield Protection............................................................................     21
        ----------------
3.2.    Changes in Capital Adequacy Regulations.....................................................     22
        ---------------------------------------
3.3.    Availability of Types of Advances...........................................................     23
        ---------------------------------
3.4.    Funding Indemnification.....................................................................     23
        -----------------------

3.5.    Taxes .....................................................................................   23
        -----
3.6.    Lender Statements; Survival of Indemnity...................................................   25
        ----------------------------------------

ARTICLE I V CONDITIONS PRECEDENT...................................................................   25
            --------------------
4.1.    Closing....................................................................................   25
        -------
4.2.    Each Advance...............................................................................   26
        ------------

ARTICLE V REPRESENTATIONS AND WARRANTIES...........................................................   26
          ------------------------------
5.1.    Existence and Standing.....................................................................   27
        ----------------------
5.2.    Authorization and Validity.................................................................   27
        --------------------------
5.3.    No Conflict; Government Consent ...........................................................   27
        -------------------------------
5.4.    Financial Statements.......................................................................   27
        --------------------
5.5.    Material Adverse Change....................................................................   28
        -----------------------
5.6.    Taxes......................................................................................   28
        -----
5.7.    Litigation and Contingent Obligations......................................................   28
         ------------------------------------
5.8.    Accuracy of Information....................................................................   28
        -----------------------
5.9.    Regulation U...............................................................................   28
        ------------
5.10.   Material Agreements........................................................................   28
        -------------------
5.11.   Compliance With Laws.......................................................................   29
        --------------------
5.12.   ERISA; Foreign Pension Matters.............................................................   29
        -----------------------------
5.13.   Plan Assets; Prohibited Transactions.......................................................   29
        ------------------------------------
5.14.   Environmental Matters......................................................................   29
        ---------------------
5.15.   Investment Company Act.....................................................................   29
        ----------------------
5.16.   Public Utility Holding Company Act.........................................................   29
        ----------------------------------
5.17.   Insurance..................................................................................   30
        ---------

ARTICLE VI COVENANTS...............................................................................   30
           ---------
6.1.    Financial Reporting........................................................................   30
        -------------------
6.2.    Use of Proceeds............................................................................   31
        ---------------
6.3.    Notice of Default..........................................................................   31
        -----------------
6.4.    Conduct of Business........................................................................   31
        -------------------
6.5.    Taxes......................................................................................   31
        -----
6.6.    Insurance..................................................................................   32
        ---------
6.7.    Compliance with Laws.......................................................................   32
        --------------------
6.8.    Maintenance of Properties..................................................................   32
        -------------------------

6.9.    Inspection; Keeping of Books and Records....................................................    32
        ----------------------------------------
6.10.   Indebtedness................................................................................    32
        ------------
6.11.   Merger......................................................................................    33
        ------
6.12.   Sale of Assets..............................................................................    33
        --------------
6.13.   Liens.......................................................................................    33
        -----
6.14.   Synthetic Leases............................................................................    34
        ----------------
6.15.   Financial Covenants.........................................................................    34
        -------------------

ARTICLE VII DEFAULTS................................................................................    35
            --------
7.1.    Breach of Representations or Warranties.....................................................    35
        --------------------------------------
7.2.    Failure to Make Payments When Due...........................................................    35
        ---------------------------------
7.3.    Breach of Covenants.........................................................................    35
        -------------------
7.4.    Other Breaches..............................................................................    35
        --------------
7.5.    Default as to Other Indebtedness............................................................    35
        ---------------------------------
7.6.    Voluntary Bankruptcy; Appointment of Receiver; Etc..........................................    36
        --------------------------------------------------
7.7.    Involuntary Bankruptcy; Appointment of Receiver; Etc........................................    36
        ----------------------------------------------------
7.8.    Judgments...................................................................................    36
        ---------
7.9.    Unfunded Liabilities........................................................................    36
        --------------------
7.10    Other ERISA Liabilities.....................................................................    36
        -----------------------
7.11.   Environmental Matters.......................................................................    36
        ---------------------
7.12.   Change of Control...........................................................................    37
        -----------------

ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES.........................................    37
             ----------------------------------------------
8.1.    Acceleration................................................................................    37
        ------------
8.2.    Amendments..................................................................................    37
        ----------
8.3.    Preservation of Rights......................................................................    38
        ----------------------

ARTICLE IX GENERAL PROVISIONS.......................................................................    38
           ------------------
9.1.    Survival of Representations.................................................................    38
        ---------------------------
9.2.    Governmental Regulation.....................................................................    38
        -----------------------
9.3.    Headings....................................................................................    38
        --------
9.4.    Entire Agreement............................................................................    38
        ----------------
9.5.    Several Obligations; Benefits of this Agreement.............................................    39
        -----------------------------------------------
9.6.    Expenses; Indemnification...................................................................    39
        -------------------------
9.7.    Numbers of Documents........................................................................    39
        --------------------

9.8.    Accounting....................................................................................     39
        ----------
9.9.    Severability of Provisions....................................................................     40
        --------------------------
9.10.   Nonliability of Lenders.......................................................................     40
        -----------------------
9.11.   Confidentiality...............................................................................     40
        ---------------
9.12.   Nonreliance...................................................................................     41
        -----------
9.13.   Disclosure....................................................................................     41
        ----------

ARTICLE X THE AGENTS..................................................................................     41
          ----------
10.1.   Appointment; Nature Relationship..............................................................     41
        --------------------------------
10.2.   Powers........................................................................................     41
        ------
10.3.   General Immunity..............................................................................     42
        ----------------
10.4.   No Responsibility for Loans, Recitals, etc....................................................     42
        ------------------------------------------
10.5.   Action on Instructions of Lenders.............................................................     42
        ---------------------------------
10.6.   Employment of Agents and Counsel..............................................................     42
        --------------------------------
10.7.   Reliance on Documents; Counsel................................................................     43
        ------------------------------
10.8.   Agents' Reimbursement and Indemnification.....................................................     43
        -----------------------------------------
10.9.   Notice of Default.............................................................................     43
        -----------------
10.10.  Rights as a Lender............................................................................     43
        ------------------
10.11.  Lender Credit Decision........................................................................     44
        ----------------------
10.12.  Successor Agents..............................................................................     44
        ----------------
10.13.  Agent and Arranger Fees.......................................................................     45
        -----------------------
10.14.  Delegation to Affiliates......................................................................     45
        ------------------------

ARTICLE XI SETOFF; RATABLE PAYMENTS...................................................................     45
           ------------------------
11.1.   Setoff........................................................................................     45
        ------
11.2.   Ratable Payments..............................................................................     45
        ----------------

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.........................................     45
            -------------------------------------------------
12.1.   Successors and Assigns; Designated Lenders....................................................     45
        ------------------------------------------
12.1.1. Successors and Assigns........................................................................     45
        ----------------------
12.1.2. Designated Lenders............................................................................     46
        ------------------
12.2.   Participations................................................................................     47
        --------------
12.2.1. Permitted Participants; Effect................................................................     47
        ------------------------------
12.2.2. Voting Rights.................................................................................     47
        -------------
12.2.3. Benefit of Setoff.............................................................................     47
        -----------------

12.3.   Assignments......................................................................................   48
        -----------
12.3.1. Permitted Assignments............................................................................   48
        ---------------------
12.3.2. Effect; Effective Date...........................................................................   48
        ----------------------
12.4.   Dissemination of Information.....................................................................   49
        ----------------------------
12.5.   Tax Treatment....................................................................................   49
        -------------

ARTICLE XIII NOTICES.....................................................................................   49
             -------
13.1.   Notices..........................................................................................   49
        -------
13.2.   Change of Address................................................................................   50
        -----------------

ARTICLE XIV COUNTERPARTS.................................................................................   50
            ------------

ARTICLE XV  CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.................................   50
            ------------------------------------------------------------
15.1.   CHOICE OF LAW....................................................................................   50
        -------------
15.2.   CONSENT TO JURISDICTION..........................................................................   50
        -----------------------
15.3.   WAIVER OF JURY TRIAL.............................................................................   50
        --------------------

                                   EXHIBITS
                                   --------

Exhibit A    -    Form of Borrower's Counsel's Opinion

Exhibit B    -    Form of Compliance Certificate

Exhibit C    -    Form of Assignment Agreement

Exhibit D    -    Form of Promissory Note (if requested)

Exhibit E    -    List of Closing Documents


                                   SCHEDULES
                                   ---------

Pricing Schedule

Commitment Schedule

Schedule 5.4 -    Financial Statements

Schedule 5.7 -    SEC Reports

                           364-DAY CREDIT AGREEMENT

     This 364-Day Credit Agreement, dated as of November 10, 2000, is among The Mead Corporation, the institutions from time to time parties hereto as Lenders (whether by execution of this Agreement or an assignment pursuant to Section
                                                                     -------
12.3), Morgan Guaranty Trust Company of New York, a New York banking
-----
association, as Administrative Agent, Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as Syndication Agent, and Bank of America, N.A., as Documentation Agent. The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     As used in this Agreement:

     "Accounting Changes" is defined in Section 9.8 hereof
      ------------------                -----------

     "Administrative Agent" means Morgan Guaranty in its capacity as contractual
      --------------------
representative of the Lenders pursuant to Article X, and not in its individual
                                          ---------
capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.
   ---------

     "Acquisition" means any transaction, or any series of related transactions,
      -----------
consummated on or after the date of this Agreement, by which the Borrower or any of its Significant Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Advance" means a borrowing hereunder, (i) made by some or all of the
      -------
Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Syndicated Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period.

     "Affected Lender" is defined in Section 2.20.
      ---------------                ------------

     "Agent" means any of the Administrative Agent, the Syndication Agent or the
      -----
Documentation Agent, as appropriate, and "Agents" means, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent.

     "Aggregate Commitment" means the aggregate of the Commitments of all the
      --------------------
Lenders, as reduced from time to time pursuant to the terms hereof. As of the date hereof, the Aggregate Commitment is Three Hundred Million and 00/100 Dollars ($300,000,000).

     "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate
      -------------------------------------
of the Outstanding Credit Exposure of all the Lenders.

     "Agreement" means this 364-Day Credit Agreement, as it may be amended,
      ---------
restated, supplemented or otherwise modified and as in effect from time to time.

     "Agreement Accounting Principles" means generally accepted accounting
      -------------------------------
principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in Section 5.4; provided, however, that except as provided
                        -----------
in Section 9.8, with respect to the calculation of financial ratios and other
   -----------
financial tests required by this Agreement, "Agreement Accounting Principles" means generally accepted accounting principles as in effect in the United States as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in Section 5.4
                                                                     -----------
hereof.

     "Alternate Base Rate" means, for any day, a fluctuating rate of interest
      -------------------
per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Applicable Facility Fee Rate" means, at any time, the percentage rate per
      ----------------------------
annum at which Facility Fees are accruing on the Aggregate Commitment (without regard to usage) at such time as set forth in the Pricing Schedule.

     "Applicable Margin" means, with respect to Eurodollar Advances at any
      -----------------
time, the percentage rate per annum which is applicable at such time with respect to Eurodollar Advances as set forth in the Pricing Schedule.

     "Arranger" means Banc One Capital Markets, Inc., a Delaware corporation,
      --------
and its successors, in its capacity as Lead Arranger and Sole Book Runner.

     "Article" means an article of this Agreement unless another document is
      -------
specifically referenced.

     "Authorized Officer" means any of the chief executive officer, president,
      ------------------
vice president-finance, chief operating officer, chief financial officer, chief accounting officer or treasurer of the Borrower, acting singly.

     "Available Aggregate Commitment" means, at any time, the Aggregate
      ------------------------------
Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

     "Bank of America" means Bank of America, N.A., a national banking
      ---------------
association, in its individual capacity, and its successors.

     "Bank One" means Bank One, NA, a national banking association having its
      --------
principal office in Chicago, Illinois, in its individual capacity, and its successors.

     "Borrower" means The Mead Corporation, an Ohio corporation, and its
      --------
permitted successors and assigns (including, without limitation, a debtor-in-possession on its behalf).

     "Borrowing Date" means a date on which an Advance is made hereunder.
      --------------

     "Borrowing Notice" is defined in Section 2.9.
      ----------------                -----------

     "Business Day" means (i) with respect to any borrowing, payment or rate
      ------------
selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

     "Cabin Bluff Loan and Guaranty Agreement" means the Loan and Guaranty
      --------------------------------------
Agreement dated as of August 23, 1988 among Cabin Bluff Partners, the Borrower and Scott Paper Company, as guarantors, and The Sumitomo Bank, Limited, New York Branch, or the Loan and Guaranty Agreement among Cabin Bluff Partners, the Borrower and Kimberly-Clark Corporation, as guarantors, the lenders party thereto, The Sumitomo Bank, Limited, New York Branch, as a lender and syndication agent, Bank of America, N.A. (successor to Bank of America National Trust and Savings Association), as a lender and documentation agent, and The Chase Manhattan Bank, as a lender and administrative agent, as the same or any substitute or replacement agreement may be amended, restated, modified or replaced from time to time.

     "Capitalized Lease" of a Person means any lease of Property by such Person
      -----------------
as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Capitalized Lease Obligations" of a Person means the amount of the
      -----------------------------
obligations of such Person under Capitalized Leases which would be shown as a capitalized liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Cash Equivalent Investments" means, as to any Person, (i) securities
      ---------------------------
issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any investment grade commercial bank having, or which is the principal banking subsidiary of an investment grade bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $500,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than ninety (90) days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified
----------
in clause (ii) above, provided that such repurchase obligations are secured by a
   -----------
first priority security interest in such underlying securities which have, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 by S&P or P-1 by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of the assets of which are comprised of securities of the types described in clauses
                                                                      -------
(i) through (iv) above, and (vi) demand deposit accounts maintained in the
---         ----            ----
ordinary course of business.

     "Change" is defined in Section 3.2.
      ------                -----------

     "Change in Control" means (i) the acquisition by any Person, or group of
      -----------------
Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934) of thirty-five percent (35%) or more of the outstanding shares of voting stock of the Borrower or (ii) the majority of the Board of Directors of the Borrower fails to consist of Continuing Directors.

     "Closing Date" means the date hereof.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time, and any rule or regulation issued thereunder.

     "Combined Commitment" means the sum of (1) the Aggregate Commitment
      -------------------
hereunder (which, after the Commitments have been terminated, other than as a result of conversion pursuant to Section 2.2.2 hereof, shall be based on the
                                 -------------
Aggregate Commitment immediately prior to such termination) and (2) the "Aggregate Commitment" under and as defined in the 5-Year Credit Agreement (which, after such "Commitments" have been terminated, shall be based on the aggregate of such "Commitments" immediately prior to such termination).

     "Combined Utilized Amount" means the sum of (1) the Aggregate Outstanding
      ------------------------
Credit Exposure of all the Lenders hereunder, and (2) the "Aggregate Outstanding Credit Exposure" of all the "Lenders" under and as defined in the 5-Year Agreement.

     "Commitment" means, for each Lender, the obligation of such Lender to make
      ----------
Syndicated Loans not exceeding the amount set forth on the Commitment Schedule or in an assignment executed pursuant to Section 12.3, as it may be modified as
                                         ------------
a result of any assignment that has become effective pursuant to Section 12.3.2
                                                                 --------------
or as otherwise modified from time to time pursuant to the terms hereof.

     "Commitment Schedule" means the Schedule identifying each Lender's
      -------------------
Commitment as of the Closing Date attached hereto and identified as such.

     "Commitment Termination Date" means the Syndicated Loan Termination Date or
      ---------------------------
any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof (other than pursuant to
Section 2.2.2).
-------------

     "Consent Date" is defined in Section 2.2.1.
      ------------                -------------

     "Consolidated Net Worth" means (a) the consolidated stockholders' equity of
      ----------------------
the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles, plus (b) without duplication, (i) an amount equal to 50% of any Convertible Preferred Stock and (ii) an amount equal to 80% of the principal amount (to the extent the aggregate principal amount of such debt instruments does not exceed $250,000,000) of any debt instrument that provides that the indebtedness evidenced thereby will be satisfied by performance of a mandatory obligation to purchase capital stock of the Borrower, minus or plus (as applicable) (c) the amount of all other comprehensive income or loss calculated in accordance with Agreement Accounting Principles.

     "Consolidated Total Debt" means the sum, without duplication, of (a) all
      -----------------------
Indebtedness of the Borrower and its consolidated Subsidiaries which, on the date of determination, would be required to be shown on the Borrower's consolidated balance sheet prepared in accordance with Agreement Accounting Principles (excluding Convertible Preferred Stock and debt instruments that provide that the indebtedness evidenced thereby will be satisfied by performance of a mandatory obligation to purchase capital stock of the Borrower), plus (b) all Receivables Facility Attributed Indebtedness of the Borrower and its consolidated Subsidiaries on the date of determination regardless of its treatment under Agreement Accounting Principles, plus (c) all Off-Balance Sheet Liabilities of the Borrower and its consolidated Subsidiaries on the date of determination regardless of its treatment under Agreement Accounting Principles, plus (d) an amount equal to 50% of any Convertible Preferred Stock, plus (e) an amount equal to 100% of the principal amount (to the extent that the aggregate principal amount of such debt instruments exceeds $250,000,000) any debt instruments that provide that the indebtedness evidenced thereby will be satisfied by performance of a mandatory obligation to purchase capital stock of the Borrower, plus (f) an amount equal to 20% of the principal amount (to the extent that the aggregate principal amount of such debt instruments does not exceed $250,000,000) of any debt instruments that provide that the indebtedness evidenced thereby will be satisfied by performance of a mandatory obligation to purchase capital stock of the Borrower, minus (g) all Indebtedness that has been defeased.

     "Consolidated Total Capitalization" means at any time the sum of (i)
      ---------------------------------
Consolidated Total Debt plus (ii) Consolidated Net Worth.

     "Continuing Director" means, as of any date of determination, any member of
      -------------------
the board of directors of the Company who (a) was a member of such board of directors on the date hereof, or (b) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election.

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Significant Subsidiaries, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

     "Conversion/Continuation Notice" is defined in Section 2.10.
      ------------------------------                ------------

     "Conversion Date" is defined in Section 2.2.2.
      ---------------                -------------

     "Converted Loan Termination Date" means the date that is on the second
      -------------------------------
anniversary of the Conversion Date (or, if such date is not a Business Day, on the immediately preceding Business Day).

     "Convertible Preferred Stock" means any preferred stock that, by its terms
      ---------------------------
(or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, is convertible into common stock at the option of the holder thereof, in whole or in part.

     "Default" means an event described in Article VII.
      -------                              -----------

     "Designated Lender" is defined in Section 12.1.2.
      -----------------                --------------

     "Documentation Agent" means Bank of America in its capacity as the
      -------------------
documentation agent for the Lenders pursuant to Article X, and not in its
                                                ---------
individual capacity as a Lender, and any successor Documentation Agent appointed pursuant to Article X.
                      ---------

     "Environmental Laws" means any and all applicable federal, state, local and
      ------------------
foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any rule or regulation issued thereunder.

     "Eurodollar Advance" means an Advance which, except as otherwise provided
      ------------------
in Section 2.12, bears interest at the applicable Eurodollar Rate.
   ------------

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the
      --------------------
relevant Interest Period, the applicable London interbank offered Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such London interbank offered Rate is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Morgan Guaranty or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 1l:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of, and for a maturity corresponding to, Morgan Guaranty's Pro Rata Share of the applicable Eurodollar Loan and having a maturity equal to such Interest Period.

     "Eurodollar Loan" means a Syndicated Loan which, except as otherwise
      ---------------
provided in Section 2.12, bears interest at the applicable Eurodollar Rate.
            ------------

     "Eurodollar Rate" means, with respect to a Eurodollar Advance for the
      ---------------
relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(ii) the Applicable Margin.

     "Excluded Taxes" means, in the case of each Lender or applicable Lending
      --------------
Installation and each Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or Agent is incorporated or organized or any political combination or subdivision or taxing authority thereof or (ii) the jurisdiction in which such Agent's or Lender's principal executive office or such Lender's applicable Lending Installation is located or in which, other than as a result of the transaction evidenced by this Agreement, such Agent or Lender otherwise is, or at any time was, engaged in business.

     "Exhibit" refers to an exhibit to this Agreement, unless another document
      -------
is specifically referenced.

     "Existing Credit Agreement" means that certain Credit Agreement dated as of
      -------------------------
November 15, 1989 among the Borrower, the lenders parties thereto, and Bank One (formerly known as The First National Bank of Chicago) and Morgan Guaranty, as co-agents thereunder, as the same has been amended, restated, supplemented or otherwise modified from time to time.

     "Facility Fee" is defined in Section 2.6(a).
      ------------                --------------

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (New York time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "Financial Contract" of a Person means (i) any exchange-traded or over-the-
      ------------------
counter futures, forward, swap or option contract or (ii) any agreements, devices or arrangements providing for payments related to fluctuations of interest rates, exchange rates or forward rates, including interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency, interest rate options puts or warrants.

     "5-Year Credit Agreement" means the 5-Year Revolving Credit Agreement dated
      -----------------------
as of the date hereof among the Borrower, the lenders from time to time party thereto, Morgan Guaranty, as the administrative agent thereunder, Bank One, as the syndication agent thereunder, and Bank of America, as the documentation agent thereunder, as the same may be amended, restated, supplemented or otherwise modified and as in effect from time to time.

     "Floating Rate" means, for any day, a rate per annum equal to the Alternate
      -------------
Base Rate for such day, changing when and as the Alternate Base Rate changes.

     "Floating Rate Advance" means an Advance which, except as otherwise
      ---------------------
provided in Section 2.12, bears interest at the Floating Rate.
            ------------

     "Floating Rate Loan" means a Syndicated Loan which, except as otherwise
      ------------------
provided in Section 2.12, bears interest at the Floating Rate.
            ------------

     "Foreign Pension Plan" means any employee pension benefit plan (as defined
      --------------------
in Section 3(2) of ERISA) which (i) is maintained or contributed to for the benefit of employees of the Borrower or any Subsidiary of the Borrower, (ii) is not covered by ERISA pursuant to Section 4(b)(4) thereof and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

     "Granting Bank" is defined in Section 12.1.2.
      -------------                --------------

     "Indebtedness" of a Person means, without duplication, (a) the obligations
      ------------
of such Person (i) for borrowed money, (ii) under or with respect to notes payable and drafts accepted which represent extensions of credit (whether or not representing obligations for borrowed money) to such Person, (iii) constituting reimbursement obligations with respect to letters of credit issued for the account of such Person to support the Indebtedness for borrowed money of any other Person or (iv) for the deferred purchase price of property or services other than current accounts payable arising in the ordinary course of business on terms customary in the trade, (b) the obligations of others, whether or not assumed, secured by Liens on property of such Person or payable out of the proceeds of or production from property now or hereafter owned or acquired by such Person, (c) the Capitalized Lease Obligations of such Person, (d) the obligations of such Person under guaranties by such Person of any Indebtedness (other than obligations for borrowed money incurred to finance the purchase of property leased to such Person pursuant to a Capitalized Lease of such Person) of any other Person, (e) all Receivable Facility Attributed Indebtedness of such Person, (f) all Off-Balance Sheet Liabilities of such Person, and (g) all Convertible Preferred Stock; provided, that non-recourse debt of the Borrower or
                             --------
its Subsidiaries under the Cabin Bluff Loan and Guaranty Agreement in an amount not to exceed $150,000,000 shall not constitute Off-Balance Sheet Liability of the Borrower or its Subsidiaries.

     "Interest Period" means, with respect to a Eurodollar Advance, a period of
      ---------------
one, two, three or six months or such other period agreed to by the Lenders and the Borrower, commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months or such other agreed upon date thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month or such other succeeding date, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month or such other succeeding date. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

     "Lenders" means the lending institutions listed on the signature pages of
      -------
this Agreement and their respective successors and assigns.

     "Lending Installation" means, with respect to a Lender or the Agents, the
      -------------------
office, branch, subsidiary or affiliate of such Lender or Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or Agent pursuant to Section 2.18.
                  ------------

     "Leverage Ratio" means, as of any date of calculation, the ratio of (i)
      --------------
Consolidated Total Debt outstanding on such date to (ii) Consolidated Total Capitalization as of such date.

     "Lien" means any lien (statutory or other), mortgage, pledge,
      ----
hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan Documents" means this Agreement and any Notes issued pursuant to
      --------------
Section 2.14 (if requested).
------------

     "Material Adverse Effect" means a material adverse effect on (i) the
      -----------------------
ability of the Borrower or any of its Subsidiaries to perform its respective obligations under the Loan Documents to which it is a party, or (ii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agents or the Lenders thereunder.

     "Material Indebtedness" is defined in Section 7.5(y).
      ---------------------                --------------

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto.
      -------

     "Morgan Guaranty" means Morgan Guaranty Trust Company of New York, a New
      ---------------
York banking association, in its individual capacity, and its successors.

     "Multiemployer Plan" means a Plan maintained pursuant to a collective
      ------------------
bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

     "Non-U.S. Lender" is defined in Section 3.5(iv).
      ---------------                --------------

     "Note" is defined in Section 2.14.
      ----                ------------

     "Notice to Convert" is defined in Section 2.2.2.
      -----------------                -------------

     "0bligations" means all Syndicated Loans, advances, debts, liabilities,
      -----------
obligations, covenants and duties owing by the Borrower to any of the Agents, any Lender, the Arranger, any affiliate of the Agents or any Lender, the Arranger, or any indemnitee under the provisions of Section 9.6 or any other
                                                    -----------
provisions of the Loan Documents, in each case of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to the Borrower under this Agreement or any other Loan Document.

     "Off-Balance Sheet Liability" of a Person means (i) Receivables Facility
      ---------------------------
Attributed Indebtedness and any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables or notes receivable sold by such Person or any of its Subsidiaries (calculated to include the unrecovered investment of purchasers or transferees of Receivables or any other obligation of the Borrower or such transferor to purchasers/transferees of interests in Receivables or notes receivable or the agent for such purchasers/transferees), (ii) any liability under any sale and leaseback transaction which is not a Capitalized Lease or (iii) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause (iii) Operating Leases.

     "Operating Lease" of a Person means any lease of Property (other than a
      ---------------
Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

     "Originator" means the Borrower and/or any of its Significant Subsidiaries
      ----------
in their respective capacities as parties to any Receivables Purchase Documents, as sellers or transferors of any Receivables and Related Security in connection with a Permitted Receivables Transfer.

     "Other Taxes" is defined in Section 3.5(ii).
      -----------                ---------------

     "Outstanding Credit Exposure" means, as to any Lender at any time, the
      ---------------------------
aggregate principal amount of its Syndicated Loans outstanding at such time.

     "Participants" is defined in Section 12.2.1.
      ------------                --------------

     "Payment Date" means the last day of each March, June, September and
      ------------
December, the Commitment Termination Date and the Converted Loan Termination Date, if applicable.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor
      ----
thereto.

     "Permitted Receivables Transfer" means (i) a sale or other transfer by
      ------------------------------
an Originator to a SPV of Receivables and Related Security for fair market value and without recourse (except for limited recourse typical of such structured finance transactions), and/or (ii) a sale or other transfer by a SPV to (a) purchasers of or other investors in such Receivables and Related Security or (b) any other Person (including a SPV) in a transaction in which purchasers or other investors purchase or are otherwise transferred such Receivables and Related Security, in each case pursuant to and in accordance with the terms of the Receivables Purchase Documents.

          "Person" means any natural person, corporation, firm, joint venture,
           ------
partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" means an employee pension benefit plan (other than a
           ----
Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

          "Pricing Schedule" means the Schedule identifying the Applicable
           ----------------
Margin and Applicable Facility Fee Rate attached hereto identified as such.

          "Prime Rate" means the per annum rate of interest publicly announced
           ----------
by Morgan Guaranty in New York City form time to time as its Prime Rate, changing when and as said Prime Rate changes.

          "Priority Indebtedness" means, without duplication, any and all (i)
           ---------------------
Indebtedness of any Significant Subsidiary of the Borrower, (ii) Indebtedness of the Borrower that is secured by any Lien and (iii) Receivables Facility Attributed Indebtedness of the Borrower and its Subsidiaries; provided, that
                                                              --------
"Priority Indebtedness" shall not include, to the extent otherwise included as Priority Indebtedness (x) Indebtedness permitted by Section 6.10(ii)(a) and (b),
                                                    -------------------     ---
(y) secured Indebtedness of the Borrower or its Subsidiaries that is tax-exempt or (z) Indebtedness of a Person assumed by the Borrower or its Subsidiaries in connection with an Acquisition of such Person during the period from the effective date of such Acquisition until the date that is two hundred seventy
(270) days thereafter (it being understood that the excluded items described in the foregoing clauses (x), (y) and (z) shall constitute Indebtedness for the
              -----------  ---     ---
purposes of Sections 6.15 and 7.5 of this Agreement).
            -------------     ---

         "Property" of a Person means any and all property, whether real,
          --------
personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

          "Pro Rata Share" means, with respect to a Lender, a portion equal to a
           --------------
fraction the numerator of which is such Lender's Commitment and the denominator of which is the Aggregate Commitment or, after the earlier of the Conversion Date or the Commitment Termination Date, a fraction the numerator of which is such Lender's Outstanding Credit Exposure and the denominator of which is the aggregate outstanding amount of all Syndicated Loans.

          "Purchasers" is defined in Section 12.3.1.
           ----------                --------------

          "Receivables and Related Security" means the Receivables and the
           --------------------------------
related security and collections with respect thereto which are sold or transferred by any Originator or SPV in connection with any Permitted Receivables Transfer.

          "Receivables Facility Attributed Indebtedness" means the amount of
           --------------------------------------------
obligations outstanding under a receivables purchase facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase.

          "Receivables Purchase Documents" means any series of receivables
           ------------------------------
purchase or sale agreements generally consistent with terms contained in comparable structured finance transactions pursuant to which an Originator or Originators sell or transfer to SPVs all of their respective right, title and interest in and to certain Receivables and Related Security for further sale or transfer to other purchasers of or investors in such assets (and the other documents, instruments and agreements executed in connection therewith), as any such agreements may be amended, restated, supplemented or otherwise modified from time to time, or any replacement or substitution therefor.

          "Receivables Purchase Financing" means any financing consisting of a
           ------------------------------
securitization facility made available to the Borrower, whereby the Receivables and Related Security of the Originators are transferred to one or more SPVs, and thereafter to certain investors, pursuant to the terms and conditions of the Receivables Purchase Documents.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

          "Reportable Event" means a reportable event as defined in Section 4043
           ----------------
of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty
(30) days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

          "Required Lenders" means Lenders in the aggregate having greater than
           ----------------
fifty percent (50%) of the Aggregate Commitment or, if the Aggregate Commitment has been terminated or after the Conversion Date, Lenders in the aggregate holding greater than fifty percent (50%) of the Aggregate Outstanding Credit Exposure.

          "Reserve Requirement" means, with respect to an Interest Period, the
           -------------------
maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on "Eurocurrency liabilities" (as defined in Regulation D).

          "Risk Based Capital Guidelines" is defined in Section 3.2.
           -----------------------------                -----------

          "S&P" means Standard and Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc. and any successor thereto.

          "Schedule" refers to a specific schedule to this Agreement, unless
           --------
another document is specifically referenced.

          "Section" means a numbered section of this Agreement, unless another
           -------
document is specifically referenced.

          "Significant Subsidiary" means any Subsidiary which is a "significant
           ----------------------
subsidiary" of the Borrower as defined in Rule l-02 of Regulation S-X under the Securities Exchange Act of 1934.

          "SPV" means any special purpose entity established for the purpose of
           ---
purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.

          "Subsidiary" of a Person means (i) any corporation more than fifty
           ----------
percent (50%) of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than fifty percent (50%) of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

          "Syndicated Loan" means, with respect to a Lender, such Lender's loan
           ---------------
made pursuant to its commitment to lend set forth in Section 2.1 (or any
                                                     -----------
conversion or continuation thereof). All references herein to Syndicated Loans shall include such loans following a conversion thereof from revolving loans to term loans pursuant to Section 2.2.2.
                       -------------

          "Syndicated Loan Termination Date" means November 9, 2001, or any
           --------------------------------
subsequent date to which the Syndicated Loan Termination Date has been extended pursuant to the terms of Section 2.2.1.
                         -------------

          "Syndication Agent" means Bank One in its capacity as the syndication
           -----------------
agent for the Lenders pursuant to Article X, and not in its individual capacity
                                  ---------
as a Lender, and any successor Syndication Agent appointed pursuant to Article
                                                                       -------
X.
-

          "Taxes" means any and all present or future taxes, duties, levies,
           -----
imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes.

          "Transferee" is defined in Section 12.4.
           ----------                ------------

          "Type" means, with respect to any Advance, its nature as a Floating
           ----
Rate Advance or a Eurodollar Advance.

          "Unfunded Liabilities" means the amount (if any) by which the present
           --------------------
value of all vested and unvested accrued benefits under all Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined under and in accordance with Financial Accounting Standard Board Statement 87.

          "Unmatured Default" means an event which but for the lapse of time or
           -----------------
the giving of notice, or both, would constitute a Default.

          "Utilization Fee" is defined in Section 2.6(b).
           ---------------                --------------

          "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of
           -----------------------
the outstanding voting securities of which (other than directors' qualifying shares) shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                  ARTICLE II

                                  THE CREDITS
                                  -----------

          2.1.   Commitment. From and including the date of this Agreement and
                 ----------
prior to the earlier of the Conversion Date and the Commitment Termination Date, upon the satisfaction of the conditions precedent set forth in Section 4.1 and
                                                               -----------
4.2, as applicable, each Lender severally agrees, on the terms and conditions
---
set forth in this Agreement, to make Syndicated Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding its Pro Rata Share of the Available Aggregate Commitment, provided that at no time shall the Aggregate Outstanding Credit Exposure hereunder exceed the Aggregate Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Syndicated Loans at any time prior to the earlier of the Conversion Date and the Commitment Termination Date, at which time, Commitments to lend hereunder shall expire automatically.

          2.2.   Extension of Syndicated Loan Termination Date; Conversion to
                 ------------------------------------------------------------
                 Term Loans.
                 ----------

          2.2.1. Extension of Syndicated Loan Termination Date. The Aggregate
                 ---------------------------------------------
Commitment shall expire on the earlier of the Conversion Date and the Commitment Termination Date. Within the period beginning fifty-nine (59) days and ending thirty (30) days before the then effective Syndicated Loan Termination Date, the Borrower may request in writing that the Syndicated Loan Termination Date be extended for an additional period of 364 days, including the then effective Syndicated Loan Termination Date as one of the days in the calculation of days elapsed. Within twenty (20) days after such request (such 20/th/ day being the "Consent Date"), each Lender may, in its sole discretion, agree to such extension to a new Syndicated Loan Termination Date not more than 364 days following such Consent Date by giving written notice of such agreement to the Borrower and the Administrative Agent (and the failure to provide such notice shall be deemed to be a decision not to extend). The Commitment of each Lender that declines to extend with respect to the Aggregate Commitment may, at the option of the Borrower, be replaced in accordance with
Section 12.3.1 (but only to the extent a replacement Lender is then available),
--------------
or the Aggregate Commitment shall be reduced by the amount of such non-extending Lender's Commitment (it being understood that any Lender's failure to extend its Commitment shall not result in an increase to any other Lender's Commitment unless such other Lender voluntarily becomes a "Purchaser" under Section
                                                                 -------
12.3.1). All Obligations due to each Lender that declines to extend its
------
Commitment under this Section 2.2.1 shall be paid in full to the Administrative
                      -------------
Agent for the account of each such Lender on the then effective Syndicated Loan Termination Date (without giving effect to any such requested extension thereto). The Required Lenders (prior to giving effect to any reductions as a result of non-extending Lenders) and the Borrower must agree to any extension with respect to the Syndicated Loan Termination Date for any such extension to become effective.

     2.2.2. Conversion to Term Loan. Up until and including the Commitment
            -----------------------
Termination Date, at the Borrower's option upon written notice (a "Notice to Convert") to the Administrative Agent (who shall promptly notify each of the Lenders), the Borrower may convert the then outstanding aggregate principal amount of the Advances hereunder to a term loan. The Notice to Convert shall expressly state the date on which such conversion shall occur (such date being the "Conversion Date") and shall be irrevocable once given and shall constitute a representation and warranty by the Borrower that the conditions contained in
Section 5.2 have been satisfied as of the Conversion Date. Upon delivery of such
-----------
Notice to Convert, (i) the Borrower's option to request extensions of the Syndicated Loan Termination Date under Section 2.2.1 above and to borrow and
                                       -------------
reborrow Syndicated Loans hereunder shall terminate, (ii) the Aggregate Commitment shall be reduced to zero, and (iii) the outstanding principal balance of all Syndicated Loans hereunder shall be due and payable on the Converted Loan Termination Date. All references in this Agreement to Syndicated Loans shall include such loans as converted hereunder.

     2.3.   Required Payments; Termination. This Agreement shall be effective
            ------------------------------
until the Commitment Termination Date, or if the Borrower has elected to convert the Advances hereunder to a term loan pursuant to Section 2.2.2, until the
                                                  -------------
Converted Loan Termination Date. Any outstanding Syndicated Loans and all other unpaid Obligations shall be paid in full by the Borrower on the Commitment Termination Date, or, if the Borrower has elected to convert the Advances hereunder to a term loan pursuant to Section 2.2.2, the Converted Loan
                                     -------------
Termination Date. Notwithstanding the termination of this Agreement on the Commitment Termination Date or the Converted Loan Termination Date, as applicable, until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied, all of the rights and remedies under this Agreement and the other Loan Documents shall survive.

     2.4.   Ratable Loans. Each Advance hereunder shall consist of Syndicated
            -------------
Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

     2.5. Types of Advances. The Advances may be Syndicated Loans consisting of
          -----------------
Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.9 and 2.10.
                                            ------------     ----

     2.6. Facility Fee; Utilization Fee; Reductions in Aggregate Commitment.
          -----------------------------------------------------------------

     (a)  Facility Fee. The Borrower agrees to pay to the Administrative Agent
          ------------
for the account of each Lender a facility fee (the "Facility Fee") at a per annum rate equal to the Applicable Facility Fee Rate on the average daily amount of such Lender's Commitment (regardless of usage) (or, from and after the earlier of the Conversion Date or the Commitment Termination Date, such Lender's average daily Outstanding Credit Exposure) from and including the Closing Date to but excluding the date on which this Agreement is terminated in full pursuant to Section 2.3, payable quarterly in arrears on each Payment Date hereafter.
   -----------

     (b)  Utilization Fee. If, on any date prior to the Conversion Date, the
          ---------------
Combined Utilized Amount exceeds thirty-three percent (33%) of the Combined Commitment then in effect on such date, the Borrower will pay to the Administrative Agent for the ratable benefit of the Lenders a utilization fee (the "Utilization Fee") at a per annum rate equal to 0.10% on the Combined Utilized Amount as of such date, payable quarterly in arrears on each Payment Date. On any date from and after the Conversion Date, regardless of the amount converted, the Utilization Fee paid by the Borrower to the Administrative Agent for the ratable benefit of the Lenders shall equal 0.10% per annum on the Aggregate Outstanding Credit Exposure of all Lenders hereunder, payable quarterly in arrears on each Payment Date. In each case, to the extent such fee is applicable, the Utilization Fee shall be payable until the date on which this Agreement is terminated in full pursuant to Section 2.3.
                                            -----------

     (c)  Reductions in Aggregate Commitment. Prior to the Conversion Date, the
          ----------------------------------
Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $10,000,000, upon at least three (3) Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued Facility Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Syndicated Loans hereunder (other than a termination of such obligations pursuant to Section 2.2.2).
                        -------------

     2.7. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in
          ------------------------------
 the minimum amount of $10,000,000 (and in multiples of $1,000,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $5,000,000 (and in multiples of $l,000,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment.

     2.8. Optional Principal Payments. The Borrower may from time to time pay,
          ---------------------------
without penalty or premium, all outstanding Floating Rate Advances, or any portion of the outstanding Floating Rate Advances in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof upon prior notice to the Administrative Agent at or before noon (New York time) on the date of such prepayment. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by
Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances,
-----------
or, in a minimum aggregate amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Eurodollar
Advances upon five (5) Business Days' prior notice to the Administrative Agent.

     2.9.   Method of Selecting Types and Interest Periods for New Advances. The
            ---------------------------------------------------------------
Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (New York time) on the Borrowing Date of each Floating Rate Advance and three (3) Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

     (i)    the Borrowing Date, which shall be a Business Day, of such Advance,

     (ii)   the aggregate amount of such Advance,

     (iii)  the Type of Advance selected, and

     (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

 Promptly after receipt of any Borrowing Notice, the Administrative Agent shall provide the Lenders with notice thereof. Not later than noon (New York time) on each Borrowing Date, each Lender shall make available its Syndicated Loan or Syndicated Loans in funds immediately available in New York to the Administrative Agent at its address specified pursuant to Article XIII. The
                                                           ------------
 Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

     2.10.  Conversion and Continuation of Outstanding Advances. Floating Rate
            ---------------------------------------------------
Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section
                                                                      -------
2.10 or are repaid in accordance with Section 2.8. Each Eurodollar Advance shall
----                                  -----------
continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with Section 2.8 or (y) the Borrower shall have given
                              -----------
the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.7, the Borrower may elect from time to time to
                        -----------
convert all or any part of a Floating Rate Advance into a Eurodollar Advance. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (New York time) at least three (3) Business Days prior to the date of the requested conversion or continuation, specifying:

     (i) the requested date, which shall be a Business Day, of such conversion or continuation,

     (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

     (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

 Promptly after receipt of any Conversion/Continuation Notice, the Administrative Agent shall provide the Lenders with notice thereof.

     2.11.  Changes in Interest Rate, etc. Each Floating Rate Advance shall bear
            -----------------------------
 interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.10, to
                                                             ------------
 but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.10 hereof, at a rate per annum equal to the Floating Rate
             ------------
 for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under Sections 2.9 and 2.10 and otherwise in accordance with the
                  ------------     ----
 terms hereof. No Interest Period may end after the Commitment Termination Date or, if the Borrower has elected to convert the Advances pursuant to Section
                                                                     -------
 2.2.2, the Converted Loan Termination Date.
 -----

     2.12.  Rates Applicable After Default. Notwithstanding anything to the
            ------------------------------
contrary contained in Section 2.9 or 2.10, during the continuance of a Default
                      -----------    ----
the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes
             -----------
in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default (including the Borrower's failure to pay any Syndicated Loan at maturity) the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes
             -----------
in interest rates), declare that any overdue portion of Advances, fees or any other Obligations hereunder shall bear interest at the Floating Rate plus 2% per annum, provided that, during the continuance of a Default under Section 7.6 or
                                                                -----------
7.7, such interest rate shall be applicable to all Advances, fees and other
---
Obligations hereunder without any election or action on the part of the Administrative Agent or any Lender.

     2.13.  Method of Payment. All payments of the Obligations hereunder shall
            -----------------
be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the
                      ------------
Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (New York time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the

Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at such Lender's address specified pursuant to
Article XIII or at any Lending Installation specified in a notice received by
------------
the Administrative Agent from such Lender.

          2.14. Noteless Agreement; Evidence of Indebtedness.
                --------------------------------------------

          (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Syndicated Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (ii) The Administrative Agent shall also maintain accounts in which it will record (a) the amount of each Syndicated Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (c) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (iii) The entries maintained in the accounts maintained pursuant to clauses (i) and (ii) above shall be prima facie evidence of the existence and
 -----------     ----
 amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

          (iv) Any Lender may request that its Syndicated Loans be evidenced by a promissory note representing its Syndicated Loans, substantially in the form of Exhibit D (each a "Note"). In such event, the Borrower shall prepare,
    ---------
 execute and deliver to such Lender such Note payable to the order of such Lender. Thereafter, the Syndicated Loans evidenced by each such Note and interest thereon shall at all times (including after any assignment pursuant to
 Section 12.3) be represented by one or more Notes payable to the order of the
 ------------
 payee named therein or any assignee pursuant to Section 12.3, except to the
                                                 ------------
 extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Syndicated Loans once again be evidenced as described in clauses (i) and (ii) above.
              -----------     ----

          2.15. Telephonic Notices. The Borrower hereby authorizes the Lenders
                ------------------
and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

          2.16. Interest Payment Dates; Interest and Fee Basis. Interest accrued
                ----------------------------------------------
 on each Floating Rate Advance shall be payable in arrears on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than six months shall also be payable on the last day of each three-month interval during such Interest Period or as otherwise agreed upon by the Lenders and the Borrower. Interest on Eurodollar Advances, Facility Fees and Utilization Fees shall be calculated for actual days elapsed on the basis of a 360-day year; interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (New York time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

          2.17. Notification of Advances, Interest Rates, Prepayments and
                ---------------------------------------------------------
 Commitment Reductions. Promptly after receipt thereof, the Administrative Agent
 ---------------------
 will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

          2.18. Lending Installations. Each Lender may book its Syndicated Loans
                ---------------------
at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Syndicated Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Installation. Each Lender may, by written notice to the Administrative Agent and the Borrower in accordance with Article XIII, designate replacement or
                                          ------------
additional Lending Installations through which Syndicated Loans will be made by it and for whose account Syndicated Loan payments are to be made.

          2.19. Non-Receipt of Funds by the Administrative Agent. Unless the
                ------------------------------------------------
Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Syndicated Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Syndicated Loan, including pursuant to Section 2.12.
                                                    ------------

     2.20. Removal or Replacement of Lender. The Borrower shall have the right,
           --------------------------------
in its sole discretion, at any time and from time to time to terminate the Commitment of any Lender (an "Affected Lender"), in whole, upon at least thirty
(30) days' prior notice to the Administrative Agent and such Lender, (a) if such Lender has failed or refused to make available the full amount of any Syndicated Loans as required by its Commitment hereunder, (b) if such Lender has failed or refused to consent to any amendment, waiver, supplement, restatement, discharge or termination of any provision of this Agreement when requested by the Borrower and approved by the Required Lenders prior to such amendment, waiver or termination, (c) if such Lender has been merged or consolidated with, or transferred all or substantially all of its assets to, or otherwise been acquired by any other Person, (d) if such Lender's obligation to make or continue, or convert Floating Rate Advances into, Eurodollar Advances has been suspended pursuant to Section 3.3, or (e) for any other reason, with or without
                      -----------
cause, at any time after the second anniversary of the Closing Date; provided, however that no such Commitment reduction shall (after giving effect to any replacement of such Commitment as provided below) reduce the Aggregate Commitment by more than fifteen percent (15%) thereof; provided further, that no Default or Unmatured Default shall have occurred and be continuing at the time of such reduction; and that, concurrently with such reduction, the Borrower shall pay to such Affected Lender in same day funds on the day of such removal or replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to but excluding the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, to the extent applicable, and (B) an amount, if
      ------------  ---     ---
any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Syndicated Loans of such Affected
                       -----------
Lender been prepaid on such date rather than sold to the replacement Lender.

                                  ARTICLE III

                            YIELD PROTECTION; TAXES
                            -----------------------

     3.1.  Yield Protection. If, on or after the date of this Agreement, the
           ----------------
adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any applicable governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

     (i) subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its Eurodollar Loans, or

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

     (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Eurodollar Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its Eurodollar Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Eurodollar Loans held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Eurodollar Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such Eurodollar Loans or Commitment, then, within fifteen (15) days of demand by such Lender, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

     3.2.  Changes in Capital Adequacy Regulations. If a Lender determines the
           ---------------------------------------
amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within fifteen (15) days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Syndicated Loans or its Commitment to make Syndicated Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3.  Availability of Types of Advances. If any Lender determines that
           ---------------------------------
maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Administrative Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.
                    -----------

     3.4.  Funding Indemnification. If any payment of a Eurodollar Advance
           -----------------------
occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance but excluding in any event loss of anticipated profits.

     3.5.  Taxes.
           -----

     (i) All payments by the Borrower to or for the account of any Lender or Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or Agent (as the case may be)
                        -----------
receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within thirty (30) days after such payment is made.

     (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note ("Other Taxes").

     (iii) The Borrower hereby agrees to indemnify the Agents and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by
                                                           -----------
the Agents or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within thirty (30) days of the date the Agents or such Lender makes demand therefor pursuant to Section 3.6.
                                              -----------

     (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten (10) Business Days after the date of this Agreement or the date on which it becomes a Lender hereunder, deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless
                                                  -----------
such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided
     -----------
that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take
                                 -----------
such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

     (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the

Administrative Agent). The obligations of the Lenders under this Section
                                                                 -------
3.5(vii) shall survive the payment of the Obligations and termination of this
--------
Agreement.

     3.6.  Lender Statements; Survival of Indemnity. To the extent reasonably
           ----------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of
             ------------  ---     ---
Eurodollar Advances under Section 3.3, so long as such designation is not, in
                          -----------
the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4
                                                          -----------  ---- ---
or 3.5. Such written statement shall set forth in reasonable detail the
   ---
calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Syndicated Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5
                                                 ------------  ---  ---     ---
shall survive payment of the Obligations and termination of this Agreement.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT
                             --------------------

     4.1.  The Closing. The Lenders shall not be required to make Advances
           -----------
hereunder and their respective Commitments shall not be effective unless (a) the representations and warranties contained in Article V (including, without
                                            ---------
limitation, Sections 5.5, 5.7 and 5.8) are true and correct as of the Closing
            ------------  ---     ---
Date and (b) the Borrower has furnished to the Agents:

     (i) Copies of the articles or certificate of incorporation of the Borrower, together with all amendments thereto, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

     (ii) Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which it is a party.

     (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower authorized to sign the Loan Documents to which it is a party and to request Syndicated Loans hereunder, upon which certificate the Agents and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

     (iv) An opening compliance certificate in substantially the form of Exhibit B, signed by the vice president-finance, chief financial
             ---------
             officer or treasurer of the Borrower, showing the calculations necessary to determine compliance with this Agreement as of the end of the immediately preceding fiscal quarter and stating that on the Closing Date no Default or Unmatured Default has occurred and is continuing.

     (v) A written opinion of the Borrower's general or associate general counsel, in form and substance satisfactory to the Agents and addressed to the Lenders in substantially the form of Exhibit A.
                                                                   ---------

     (vi)    Any Notes requested by a Lender pursuant to Section 2.14 payable to
                                                         ------------
             the order of each such requesting Lender.

     (vii) Evidence satisfactory to the Agents that the Existing Credit Agreement shall have been or shall on the Closing be terminated (except for those provisions that expressly survive the termination thereof) and all loans outstanding and other amounts owed to the lenders or agents thereunder shall have been or shall on the Closing Date be paid in full.

     (viii) Such other documents as any Lender or its counsel may have reasonably requested including, without limitation, the 5-Year Credit Agreement and each other document identified on the List of Closing Documents attached hereto as Exhibit E.
                                                  ---------

     4.2.    Each Advance. The Lenders shall not be required to make any Advance
             ------------
unless on the applicable Borrowing Date:

     (i)     There exists no Default or Unmatured Default.

     (ii)    The representations and warranties contained in Article V (other
                                                             ---------
             than with respect to the representations and warranties contained in Sections 5.5, 5.7 and 5.8, which shall only be made as of the
                ------------  ---     ---
             Closing Date) are true and correct as of such Borrowing Date except
                           ---
             to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

     Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in
Section 4.2(i) and (ii) have been satisfied.
--------------     ----

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Borrower represents and warrants as follows to each Lender and the Agents as of the Closing Date, on the date of the initial Syndicated Loans hereunder (if different from the Closing Date) and thereafter on the Conversion Date and on each date as required by Section 4.2 (other
                                     -----------
than with respect to the representations and warranties contained in Sections
                                                                     --------
5.5, 5.7 and 5.8, which shall only be made as of the Closing Date):
---  ---     ---

     5.1.  Existence and Standing. The Borrower and each of its Significant
           ----------------------
Subsidiaries is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted unless the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

     5.2.  Authorization and Validity. The Borrower has the power and authority
           --------------------------
and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     5.3.  No Conflict; Government Consent. Neither the execution and delivery
           -------------------------------
by the Borrower or any of its Significant Subsidiaries of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Significant Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Significant Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Significant Subsidiaries, is required to be obtained by the Borrower or any of its Significant Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

     5.4.  Financial Statements. Except as publicly disclosed on or prior to the
           --------------------
date hereof, the December 31, 1999 consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Arranger and the Lenders, copies of which are attached hereto as Schedule 5.4, were prepared in
                                                ------------
accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present, the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations and cash flows for the fiscal year then ended.

     5.5.  Material Adverse Change. Except as publicly disclosed on or prior to
           -----------------------
the date hereof, since December 31, 1999 and up to the Closing Date there has been no change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

     5.6.  Taxes. The Borrower and its Subsidiaries have filed all United States
           -----
federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Significant Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles or where it would not have a Material Adverse Effect. The United States income tax returns of the Borrower and its Significant Subsidiaries as of December 31, 1995 have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1995. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

     5.7.  Litigation and Contingent Obligations. There is no litigation,
           -------------------------------------
arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Significant Subsidiaries which has not been disclosed in the Borrower's Annual Report on Form 10-K dated December 31, 1999 or the Borrower's Quarterly Report on Form 10-Q dated July 2, 2000, copies of which are attached hereto as Schedule 5.7, which could reasonably be expected to have a
                   ------------
Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Syndicated Loans. Other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any of its Significant Subsidiaries have any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.
                                                     -----------

     5.8.  Accuracy of Information. No information, schedule, exhibit or report
           -----------------------
furnished by the Borrower or any of its Significant Subsidiaries in writing to the Arranger, any Agent or Lender (including, without limitation, the September 2000 Confidential Information Memorandum entitled "The Mead Corporation $600,000,000 Senior Unsecured Credit Facilities") in connection with the negotiation of, or compliance with, the Loan Documents, when taken as a whole, contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

     5.9.  Regulation U. Margin stock (as defined in Regulation U) constitutes
           ------------
less than twenty-five (25%) of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

     5.10. Material Agreements. Neither the Borrower nor any Significant
           -------------------
Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect.

     5.11. Compliance With Laws. The Borrower and its Significant Subsidiaries
           --------------------
have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

     5.12. ERISA; Foreign Pension Matters. (a) Each Plan and each Foreign
           ------------------------------
Pension Plan complies in all material respects with all applicable requirements of law and regulations, (b) there are no Unfunded Liabilities in respect of the Plans, (c) the present value of the aggregate unfunded liabilities to provide the accrued benefits under all Foreign Pension Plans does not exceed the fair market value of the assets held in trust or other funding vehicles for accrued benefits under all Foreign Pension Plans, (d) no Reportable Event has occurred with respect to any Plan, (e) neither the Borrower nor any other member of the Controlled Group has withdrawn from any Multiemployer Plan or initiated steps to do so, and (f) no steps have been taken to terminate any Plan, other than such non-compliance, unfunded liabilities, Reportable Events, withdrawals, and terminations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     5.13. Plan Assets; Prohibited Transactions. The Borrower is an "operating
           ------------------------------------
company" within the meaning of 29 C.F.R. (S) 2510.3-101 and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

     5.14. Environmental Matters. In the ordinary course of its business, the
           ---------------------
officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Significant Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower and its Subsidiaries due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Except as publicly disclosed on or prior to the date hereof, neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     5.15. Investment Company Act. Neither the Borrower nor any Subsidiary is an
           ----------------------
"investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     5.16. Public Utility Holding Company Act. Neither the Borrower nor any
           ----------------------------------
Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.17. Insurance. The Property of the Borrower and its Significant
           ---------
Subsidiaries is insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as is consistent with sound business practice.

                                  ARTICLE VI

                                   COVENANTS
                                   ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

     6.1.  Financial Reporting. The Borrower will maintain, for itself and each
           -------------------
Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Lenders:

     (i) Within one hundred twenty (120) days after the close of each of its fiscal years, an audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including a balance sheet as of the end of such period, related statements of income, shareholders' equity and cash flows and unqualified as to the Borrower's status as a going concern.

     (ii) Within sixty (60) days after the close of the first three (3) quarterly periods of each of its fiscal years, for itself and its Subsidiaries, a consolidated unaudited balance sheet as at the close of each such period and consolidated statements of income, shareholders' equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its vice president-finance, chief financial officer, chief accounting officer or treasurer.

     (iii) Together with the financial statements required under Sections 6.1
                                                                 ------------
           (i) and (ii), a compliance certificate in substantially the form of
           ---     ----
           Exhibit B signed by its vice president-finance, chief financial
           ---------
           officer, chief accounting officer or treasurer showing the calculations necessary to determine compliance with this Agreement, indicating the Borrower's then current rating by S&P and Moody's and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

     (iv) As soon as possible and in any event within thirty (30) days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the vice president-finance, chief financial officer or treasurer of the Borrower, describing said Reportable Event or material unfunded liability and the action which the Borrower proposes to take with respect thereto.

     (v) As soon as possible and in any event within thirty (30) days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Significant Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Significant Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Significant Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     (vi) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

     (vii) Promptly upon the filing thereof, copies of all registration statements or other regular reports not otherwise provided pursuant to this Section 6.1 which the Borrower or any of its Significant
                    -----------
            Subsidiaries files with the Securities and Exchange Commission.

     (viii) Prior to the execution thereof, draft copies of the Receivables Purchase Documents and, promptly after execution thereof, copies of all material amendments thereto.

     (ix) Such other information (including non-financial information) as any Agent or Lender may from time to time reasonably request.

     6.2.   Use of Proceeds. The Borrower will, and will cause each Significant
            ---------------
Subsidiary to, use the proceeds of the Advances for general corporate purposes; provided, that in no event shall the proceeds of the Advances be used by the
--------
Borrower or any Significant Subsidiary to consummate acquisitions on a hostile basis. The Borrower shall use the proceeds of Advances in compliance with all applicable legal and regulatory requirements and any such use shall not result in a violation of any such requirements, including, without limitation, Regulation U, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

     6.3.  Notice of Default. The Borrower will, and will cause each Significant
           -----------------
Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

     6.4.  Conduct of Business. The Borrower will, and will cause each
           -------------------
Significant Subsidiary to, carry on and conduct its business in a manner appropriate for market conditions and, except as otherwise permitted by Section
                                                                        -------
6.11, do all things necessary to remain duly incorporated or organized, validly
----
existing and (to the extent such concept applies to such entity) in good standing as a corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.5.  Taxes. Borrower will, and will cause each Significant Subsidiary
           -----
to, file on a timely basis complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

          6.6.  Insurance. The Borrower will, and will cause each Significant
                ---------
Subsidiary to, maintain insurance policies and programs on their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

          6.7.  Compliance with Laws. The Borrower will, and will cause each
                --------------------
Significant Subsidiary to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

          6.8.  Maintenance of Properties. The Borrower will, and will cause
                -------------------------
each Significant Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

          6.9.  Inspection; Keeping of Books and Records. The Borrower will, and
                ----------------------------------------
will cause each Significant Subsidiary to, permit the Agents and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Significant Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Significant Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as any Agent or Lender may designate. The Borrower shall keep and maintain, and cause each of its Significant Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default has occurred and is continuing, the Borrower, upon the Administrative Agent's request, shall turn over copies of any such records to the Administrative Agent or its representatives.

         6.10. Indebtedness.
               ------------

        (i)    Priority Indebtedness. The Borrower will not, nor will it permit
               ---------------------
any Significant Subsidiary to, create, incur or suffer to exist any Priority Indebtedness unless, at the time of the creation, incurrence or assumption of such Priority Indebtedness and after giving effect thereto, the aggregate amount of all such Priority Indebtedness does not exceed an amount equal to thirty percent (30%) of the Consolidated Net Worth of the Borrower and its Subsidiaries at such time.

          (ii)    Additional Limitations on Subsidiary Indebtedness. The
                  -------------------------------------------------
Borrower will not permit any Significant Subsidiary to create, incur or suffer to exist any Indebtedness, except:

          (a) Indebtedness existing on the date hereof and extensions, renewals or refinancings thereof.

          (b)     Indebtedness owed to the Borrower or any other Subsidiary.

          (c) Other Indebtedness to the extent that the amount of such Indebtedness does not at any time exceed an amount which would cause a Default or Umnatured Default to occur or be continuing hereunder, including, without limitation, under Sections
                                                                  --------
                  6.10(i) and 6.15.
                  -------     ----

          (iii)   Additional Limitations on Borrower Indebtedness. The Borrower
                  -----------------------------------------------
will not create, incur or suffer to exist any Indebtedness except to the extent that the amount of such Indebtedness does not at any time exceed an amount which would cause a Default or Unmatured Default to occur or be continuing hereunder, including, without limitation, Sections 6.10(i) and 6.15.
                               ----------------     ----

          6.11.   Merger. The Borrower will not merge or consolidate with or
                  ------
into any other Person, unless the Borrower is the surviving entity.

          6.12.   Sale of Assets. The Borrower will not lease, sell or otherwise
                  --------------
dispose of all or substantially all of the Property of the Borrower and its Significant Subsidiaries, taken as a whole, to any other Person.

          6.13.   Liens The Borrower will not, nor will it permit any Subsidiary
                  -----
to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Significant Subsidiaries, except:

          (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

          (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

          (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

          (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

          (v) Liens existing on the date hereof and renewals, extensions and replacements thereof.

          (vi)   Liens securing Indebtedness permitted by Section 6.10
                                                          ------------
                 (including, without limitation, Liens arising under the Receivables Purchase Documents).

          (vii)  Lessor's interests under Capitalized Leases and Operating
                 Leases.

          (viii) Liens existing on the property of a corporation or other business entity immediately prior to its being consolidated with or merged into the Borrower or a Subsidiary or its becoming a Subsidiary, or Liens existing on any property acquired by the Borrower or a Subsidiary at the time such is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien was created or assumed in contemplation of such consolidation or merger or such entity's becoming a Subsidiary or such acquisition of property and (ii) each such Lien shall only cover the acquired property and, if required by the terms of the instrument originally creating such Lien, property which is an improvement to or is acquired for specific use in connection with such acquired property.

          (ix) Purchase money Liens upon specific items of inventory or other goods and proceeds thereof granted in favor of any Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business.

          (x) Liens securing Indebtedness of the Borrower or its Subsidiaries that is tax-exempt.

          (xi)   Liens not otherwise permitted by Sections 6.13(i) through (x)
                                                  ----------------         ---
                 provided that at all times the aggregate principal amount of all outstanding Indebtedness which is secured as permitted by this Section 6.13(xi) does not exceed 20% of Consolidated Net
                      ----------------
                 Worth.

          6.14.  Synthetic Leases. The Borrower and its consolidated
                 ----------------
Subsidiaries will not, at any time, incur liabilities under any financing lease or so-called "synthetic lease" transaction other than such liabilities which shall not exceed an aggregate amount equal to $100,000,000 at such time.

          6.15.  Financial Covenants. The Borrower will not permit the Leverage
                 -------------------
Ratio, determined as of the end of each of its fiscal quarters, to exceed sixty percent (60%).

                                  ARTICLE VII

                                   DEFAULTS
                                   --------
          The occurrence of any one or more of the following events shall constitute a Default:

          7.1. Breach of Representations or Warranties. Any representation or
               ---------------------------------------
warranty made or deemed made by or on behalf of the Borrower or any of its Significant Subsidiaries to the Lenders or the Agents under or in connection with this Agreement, any Syndicated Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made.

          7.2. Failure to Make Payments When Due. Nonpayment of principal of any
               ---------------------------------
Syndicated Loan when due, or nonpayment of interest upon any Syndicated Loan or of any Facility Fee, Utilization Fee or other Obligations under any of the Loan Documents within five (5) Business Days after the same becomes due.

          7.3. Breach of Covenants. The breach by the Borrower of any of the
               -------------------
terms or provisions of Sections 6.1 through 6.15.
                       ------------         ----

          7.4. Other Breaches. The breach by the Borrower (other than a breach
               --------------
which constitutes a Default under another Section of this Article VII) of any of
                                                          -----------
the terms or provisions of this Agreement or any other Loan Document which is not remedied within thirty (30) days the occurrence thereof.

          7.5. Default as to Other Indebtedness. Failure of the Borrower or any
               --------------------------------
of its Significant Subsidiaries to pay when due (x) any Indebtedness under the 5-Year Credit Agreement or (y) any other Indebtedness or Financial Contracts which, individually or in the aggregate exceeds $50,000,000 (the Indebtedness and Financial Contracts described in this clause (y) being referred to as
                                          ----------
"Material Indebtedness"); or the default by the Borrower or any of its Significant Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in the 5-Year Credit Agreement or any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, (i) the effect of which default or event is to cause, or to permit the lenders under the 5-Year Credit Agreement or the holder or holders of such Material Indebtedness to cause, the 5-Year Credit Agreement or such Material Indebtedness to become due prior to its stated maturity; or the Indebtedness under the 5-Year Credit Agreement or any Material Indebtedness of the Borrower or any of its Significant Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof or (ii) if such default or event shall occur under any Receivables Purchase Documents, the effect of which default or event is to cause the replacement of, or to permit the investors thereunder to replace, the Person then acting as servicer for the related Receivables Purchase Facility; or the Borrower or any of its Significant Subsidiaries shall fail to pay, or shall admit in writing its inability to pay, its debts generally as they become due.

          7.6.  Voluntary Bankruptcy; Appointment of Receiver; Etc. The Borrower
                ---------------------------------------------------
or any of its Significant Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6, or (vi) fail to contest in good faith any appointment or
        -----------
proceeding described in Section 7.7.
                        -----------

          7.7. Involuntary Bankruptcy; Appointment of Receiver; Etc. Without the
               ----------------------------------------------------
 application, approval or consent of the Borrower or any of its Significant Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Significant Subsidiaries, or a proceeding described in Section 7.6(iv) shall be instituted against the
                           ---------------
 Borrower or any of its Significant Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

          7.8.  Judgments. The Borrower or any of its Significant Subsidiaries
                ---------
 shall fail within thirty (30) days to pay, bond or otherwise discharge one or more judgments or orders for the payment of money (except to the extent covered by insurance as to which the insurer has not disclaimed coverage) in excess of $25,000,000 (or the equivalent thereof in currencies other than U.S. dollars) in the aggregate.

          7.9.  Unfunded Liabilities. The sum of the Unfunded Liabilities of all
                --------------------
 Plans and the present value of the aggregate unfunded liabilities to provide the accrued benefits under all Foreign Pension Plans is equal to an amount that could reasonably be expected to have a Material Adverse Effect, or any Reportable Event shall occur in connection with any Plan which could reasonably be expected to result in the imposition of a lien on the assets of the Company or any Subsidiary.

         7.10.  Other ERISA Liabilities. The Borrower or any other member of the
                -----------------------
Controlled Group has incurred withdrawal liability or become obligated to make contributions to a Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group, could reasonably be expected to have a Material Adverse Effect.

         7.11.  Environmental Matters. The Borrower or any of its Significant
                ---------------------
Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Significant Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), has or could reasonably be
                   ----------    -----------
expected to have a Material Adverse Effect.

          7.12. Change of Control. Any Change in Control shall occur.
                -----------------

                                  ARTICLE VII

                ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                ----------------------------------------------

          8.1.  Acceleration. If any Default described in Section 7.6 or 7.7
                ------------                              -----------    ---
occurs with respect to the Borrower, the obligations of the Lenders to make Syndicated Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Syndicated Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

                If, within thirty (30) days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Syndicated Loans hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any
             -----------    ---
judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

          8.2.  Amendments. Subject to the provisions of this Article VIII, the
                ----------                                    ------------
Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

          (i) Extend the final maturity of any Syndicated Loan or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon (except as expressly permitted by the terms of Section 2.2).
                                                               -----------

          (ii) Change the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definitions of "Required Lenders" or "Pro Rata Share" or any other provision requiring that payments be made to or from the Lenders on the basis of their Pro Rata Shares or on a similar basis.

          (iii) Extend the Commitment Termination Date, the Syndicated Loan Termination Date, the Converted Loan Termination Date or change the amount or otherwise extend the term of the Commitment of any Lender hereunder (except as expressly permitted by the terms of Section 2.2).
                          -----------

          (iv) Permit the Borrower to assign its rights or obligations under this Agreement.

          (v)    Amend this Section 8.2.
                            -----------

 No amendment of any provision of this Agreement relating to any Agent shall be effective without the written consent of such Agent. The Administrative Agent may waive payment of the fee required under Section 12.3.2 without obtaining
                                             --------------
 the consent of any other party to this Agreement.

          8.3.   Preservation of Rights. No delay or omission of the Lenders or
                 ----------------------
 Agents to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Syndicated Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Syndicated Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing
             -----------
 specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agents and the Lenders until the Obligations have been paid in full.

                                  ARTICLE IX

                              GENERAL PROVISIONS
                              ------------------

          9.1.   Survival of Representations. All representations and warranties
                 ---------------------------
 of the Borrower contained in this Agreement shall survive the making of the Syndicated Loans herein contemplated.

          9.2.   Governmental Regulation. Anything contained in this Agreement
                 -----------------------
 to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

          9.3.   Headings. Section headings in the Loan Documents are for
                 --------
 convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

          9.4.   Entire Agreement. The Loan Documents embody the entire
                 ----------------
agreement and understanding among the Borrower, the Agents and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agents and the Lenders relating to the subject matter thereof other than the fee letter described in Section 10.13.
             -------------

          9.5.  Several Obligations; Benefits of this Agreement. The respective
                -----------------------------------------------
 obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agents are authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10, 10.11, and 10.13 to the extent
                   ------------  ----  -----      -----
 specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

          9.6.  Expenses; Indemnification. (i) The Borrower shall reimburse the
                -------------------------
 Administrative Agent and the Arranger for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees, time charges and expenses of attorneys for the Administrative Agent and Arranger, which attorneys may or may not be employees of the Administrative Agent or the Arranger, and expenses of and fees for other advisors and professionals engaged by the Administrative Agent or the Arranger) paid or incurred by the Administrative Agent or the Arranger in connection with the investigation, preparation, negotiation, documentation, execution, delivery, syndication, distribution (including, without limitation, via the internet) review, amendment, modification, administration and collection of the Loan Documents. The Borrower also agrees to reimburse the Agents, the Arranger and the Lenders for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees, time charges and expenses of attorneys for the Agents, the Arranger and the Lenders, which attorneys may be employees of the Agents, the Arranger or the Lenders) paid or incurred by the Agents, the Arranger or any Lender in connection with the collection and enforcement of the Loan Documents.

          (ii) The Borrower hereby further agrees to indemnify the Agents, the Arranger, each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor whether or not the Agents, the Arranger, any Lender or any affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Syndicated Loan hereunder, except to the extent that any of the foregoing is due to the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section 9.6 shall survive the
                                            -----------
 termination of this Agreement.

          9.7.  Numbers of Documents. All statements, notices, closing
                --------------------
documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders, to the extent that the Administrative Agent deems necessary.

          9.8.  Accounting. Except as provided to the contrary herein, all
                ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Borrower or any of its Significant Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein ("Accounting Changes"), the parties hereto agree, at the Borrower's request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's and its Subsidiaries' financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment.

          9.9.   Severability of Provisions. Any provision in any Loan Document
                 --------------------------
 that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          9.10.  Nonliability of Lenders. The relationship between the Borrower
                 -----------------------
 on the one hand and the Lenders and the Agents on the other hand shall be solely that of borrower and lender. None of the Agents, the Arranger or any Lender shall have any fiduciary responsibilities to the Borrower. None of the Agents, the Arranger or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that none of the Agents, the Arranger or any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. None of the Agents, the Arranger or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

          9.11.  Confidentiality. Each Lender agrees to hold any confidential
                 ---------------
information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee or prospective Transferee (provided such Transferee or prospective Transferee agrees to abide by the confidentiality provisions of this Section 9.1l), (iii) to regulatory
                                          ------------
officials upon request to disclose, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (vii) permitted by Section 12.4.
                                               ------------

          9.12.  Nonreliance. Each Lender hereby represents that it is not
                 -----------
 relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Syndicated Loans provided for herein.

          9.13.  Disclosure. The Borrower and each Lender hereby acknowledge and
                 ----------
 agree that Morgan Guaranty, Bank One, Bank of America and/or its respective Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates.

                                   ARTICLE X

                                  THE AGENTS
                                  ----------
          10.1.  Appointment; Nature of Relationship. Morgan Guaranty is hereby
                 -----------------------------------
appointed by each of the Lenders as the Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Bank One is hereby appointed by each of the Lenders as the Syndication Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Syndication Agent to act as the contractual representative of such lender with the rights and duties expressly set forth herein and in the other Loan Documents. Bank of America is hereby appointed by each of the Lenders as the Documentation Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Documentation Agent to act as the contractual representative of such lender with the rights and duties expressly set forth herein and in the other Loan Documents. Each Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined
                             ---------
term "Administrative Agent", "Syndication Agent" and "Documentation Agent", it is expressly understood and agreed that no Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that each Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In their capacities as the Lenders' contractual representative, the Agents (i) do not hereby assume any fiduciary duties to any of the Lenders, (ii) are "representatives" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) are acting as independent contractors, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against any Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

          10.2.  Powers. Each Agent shall have and may exercise such powers
                 ------
under the Loan Documents as are specifically delegated to such Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agents shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the applicable Agents.

          10.3. General Immunity. No Agent or any of its respective directors,
                ----------------
 officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is due to the gross negligence or willful misconduct of such Person.

          10.4. No Responsibility for Loans, Recitals, etc. No Agent or any of
                ------------------------------------------
 its respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except
                                                            ----------
 receipt of items required to be delivered solely to the Agents; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith;
 (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Agents shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to any Agent at such time, but is voluntarily furnished by the Borrower to such Agent (either in its capacity as an Agent or in its individual capacity).

          10.5. Action on Instructions of Lenders. Each Agent shall in all cases
                ---------------------------------
be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agents shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. Each Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

          10.6. Employment of Agents and Counsel. Any Agent may execute any of
                --------------------------------
its respective duties as an Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Agent shall be entitled to advice of counsel concerning the contractual arrangement between such Agent and the Lenders and all matters pertaining to such Agent's duties hereunder and under any other Loan Document.

     10.7.  Reliance on Documents; Counsel. Each Agent shall be entitled to rely
            ------------------------------
upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by such Agent, which counsel may be employees of such Agent.

     10.8.  Agents' Reimbursement and Indemnification. The Lenders agree to
            -----------------------------------------
reimburse and indemnify the Administrative Agent and the Syndication Agent ratably in proportion to the Lenders' respective Pro Rata Shares of the Aggregate Commitment or, after the Commitment Termination Date or the Conversion Date (whichever is earlier) of the Outstanding Credit Exposure (i) for any amounts not reimbursed by the Borrower for which such Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by such Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by such Agent in connection with any dispute between such Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against such Agent in connection with any dispute between such Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing resulted from the gross negligence or willful misconduct of the Administrative Agent or the Syndication Agent, as applicable, (ii) any indemnification required pursuant to Section 3.5(vii)
                                                          ----------------
shall, notwithstanding the provisions of this Section 10.8, be paid by the
                                              ------------
relevant Lender in accordance with the provisions thereof and (iii) no Lender shall be liable for any of the foregoing to the extent any of the foregoing arose as a result of the syndication of the Aggregate Commitments by the Syndication Agent. The obligations of the Lenders under this Section 10.8 shall
                                                             ------------
survive payment of the Obligations and termination of this Agreement.

     10.9.  Notice of Default. No Agent shall be deemed to have knowledge or
            -----------------
notice of the occurrence of any Default or Unmatured Default hereunder unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give prompt notice thereof to the Lenders.

     10.10. Rights as a Lender. In the event any Agent is a Lender, such Agent
            ------------------
shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Syndicated Loans as any Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, at any time when any Agent is a Lender, unless the context otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this

Agreement or any other Loan Document, with the Borrower or any of its Significant Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

     10.11. Lender Credit Decision. Each Lender acknowledges that it has,
            ----------------------
independently and without reliance upon any Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.12. Successor Agents. Any Agent may resign at any time by giving written
            ----------------
notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five (45) days after the retiring Agent gives notice of its intention to resign. Any Agent may be removed at any time with or without cause by written notice received by such Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent that, provided such resignation or removal occurs prior to a Default, shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders within thirty (30) days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Notwithstanding the previous sentence, any Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as its successor Agent hereunder. If an Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of such Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of an Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X
                                                                  ---------
shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as an Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then (a) the
                                                 -------------
term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent and (b) the references to "Morgan Guaranty" in the definition of "Eurodollar Base Rate" and in the last sentence of Section 2.13 shall be deemed to be a reference to such successor
            ------------
Administrative Agent in its individual capacity.

     10.13. Agent and Arranger Fees. The Borrower agrees to pay to the
            -----------------------
Syndication Agent and the Arranger, for their respective accounts, the fees agreed to by the Borrower, the Syndication Agent and the Arranger pursuant to that certain letter agreement dated September 15, 2000, or as otherwise agreed from time to time.

     10.14. Delegation to Affiliates. The Borrower and the Lenders agree that
            ------------------------
any Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the applicable Agent is entitled under Articles
                                                                      --------
IX and X.
--     -

                                  ARTICLE XI

                           SETOFF; RATABLE PAYMENTS
                           ------------------------

     11.1. Setoff. In addition to, and without limitation of, any rights of the
           ------
Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender to the extent such Obligations are then due.

     11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has
           ----------------
payment made to it upon its Syndicated Loans (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that
            -----------  ---  ---    ---
received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Syndicated Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Syndicated Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Syndicated Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XII

               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
               -------------------------------------------------

     12.1.   Successors and Assigns; Designated Lenders.
             ------------------------------------------

     12.1.1. Successors and Assigns. The terms and provisions of the Loan
             ----------------------
Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The
                                                         ------------
parties to this Agreement acknowledge that clause (ii) of this Section 12.1.1
                                           -----------         --------------
relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent may treat the Person which made any
   ------------
Syndicated Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided,
                                                  ------------
however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Syndicated Loan or which holds any Note to direct payments relating to such Syndicated Loan or Note to another Person. Any assignee of the rights to any Syndicated Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Syndicated Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Syndicated Loan.

     12.1.2. Designated Lenders. Notwithstanding anything to the contrary
             ------------------
contained herein, any Lender (each such Lender, a "Granting Bank") may grant to a conduit or similar funding vehicle affiliated with or managed by such Granting Bank (each a "Designated Lender"), identified as such in writing from time to time by the applicable Granting Bank to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Advance that such Granting Bank would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided, that (i) nothing herein shall constitute a
                            --------
commitment by any Designated Lender to make any Advance, (ii) if a Designated Lender elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the applicable Granting Bank shall be obligated to make such Advance pursuant to the terms hereof. The making of an Advance by any Designated Lender hereunder shall utilize the Syndicated Loan Commitment of the applicable Granting Bank to the same extent, and as if, such Advance were made by such Granting Bank. Each party hereto hereby agrees that no Designated Lender shall be liable for any indemnity or other similar payment obligation under this Agreement (all liability for which shall remain with the applicable Granting
Bank). All notices hereunder to any Granting Bank or the related Designated Lender, and all payments in respect of the Obligations due to such Granting Bank or the related Designated Lender, shall be made to such Granting Bank. In addition, each Granting Bank shall vote as a Lender hereunder without giving effect to any assignment under this Section 12.1.2, and no Designated Lender
                                    --------------
shall have any vote as a Lender under this Agreement for any purpose. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any Designated Lender, it will not institute against, or join any other person in instituting against, such Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 12.1.2, any Designated Lender
                                           --------------
may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing or administrative fee therefor, assign all or a portion of its interests in any Advances to the Granting Bank or to any financial institutions (consented to by the Borrower and the Administrative Agent in accordance with the terms of Section 12.3.1
                                                         --------------
providing liquidity and/or credit support to or for the account of such Designated Lender to support the funding or maintenance of Advances and (ii) disclose on a confidential basis any non-public information relating to its Advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such Designated Lender. This Section 12.1.2 may not be amended without the written consent of each
     --------------
Granting Bank affected thereby.

     12.2.   Participations.
             --------------

     12.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary
             ------------------------------
course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Syndicated Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Syndicated Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

     12.2.2. Voting Rights. Each Lender shall retain the sole right to approve,
             -------------
without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Syndicated Loan or Commitment in which such Participant has an interest which (i) extends the final maturity of any Syndicated Loan or forgives all or a portion of the principal amount thereof, or reduces the rate or extends the time of payment of interest or fees on any such Syndicated Loan or the related Commitment or (ii) extends the Commitment Termination Date, the Syndicated Loan Termination Date or the Converted Loan Termination Date (in the case of clause (i) or (ii), other than as expressly
                                 ----------    ----
permitted by Section 2.2).
             -----------

     12.2.3. Benefit of Setoff. The Borrower agrees that each Participant shall
             -----------------
be deemed to have the right of setoff provided in Section 11.1 in respect of its
                                                  ------------
participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents (it being understood that no Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount
                                       ------------
of participating interests sold to each Participant). The Lenders agree to share with each

Participant, and each Participant, by exercising the right of setoff provided in
Section 11.1, agrees to share with each Lender, any amount received pursuant to
------------
the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.
     ------------

     12.3.   Assignments.
             -----------

     12.3.1. Permitted Assignments. Any Lender may, in the ordinary course of
             ---------------------
its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties
            ---------
thereto. The consent of the Borrower and the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender, an Affiliate thereof or a Designated Lender, provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender, an Affiliate thereof or a Designated Lender shall (unless each of the Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i) $10,000,000 and integral multiples of $1,000,000 in excess thereof or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or, after the earlier of the Conversion Date or the Commitment Termination Date, the remaining amount of the assigning Lender's Outstanding Credit Exposure.

     12.3.2. Effect; Effective Date. Upon (i) delivery to the Administrative
             ----------------------
Agent of an assignment, together with any consents required by Section 12.3.1,
                                                               --------------
and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Syndicated Loans under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Syndicated Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2,
                                                               --------------
the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Syndicated Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments (or, after the earlier of the Conversion Date or the Commitment Termination Date, their respective Outstanding Credit Exposure), as adjusted pursuant to such assignment.

     12.4. Dissemination of Information. The Borrower authorizes each Lender to
           ----------------------------
disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this
                                                            ------------
Agreement.

     12.5. Tax Treatment. If any interest in any Loan Document is transferred to
           -------------
any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).
                  ---------------

                                 ARTICLE XIII

                                    NOTICES
                                    -------

     13.1. Notices. Except as otherwise permitted by Section 2.15 with respect
           -------                                   ------------
to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower, the Agents or any Lender party hereto as of the Closing Date, at its respective address or facsimile number set forth on the signature pages hereof; provided that notices to the Administrative Agent
                        --------
delivered under Article II shall be delivered to the following address:
                ----------

                JP Morgan Services
                500 Stanton Christiana Road
                Newark, Delaware 19713-2107
                Attention: Devon Brown
                Phone: (302) 634-1863
                Fax: (302) 634-1094

, (y) in the case of any Lender that becomes a party hereto pursuant to Section
                                                                        -------
12.3, at its address or facsimile number set forth in the applicable assignment
----
or, if none is provided therein, in its administrative questionnaire or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such
                                                       ------------
notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.
            ----------

          13.2. Change of Address. The Borrower, the Agents and any Lender may
                -----------------
each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                  ARTICLE XIV

                                 COUNTERPARTS
                                 ------------

          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agents and the Lenders and each party has notified the Agents by facsimile transmission or telephone that it has taken such action.


                                  ARTICLE XV

         CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL
         ------------------------------------------------------------

          15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A
                -------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS
                -----------------------
TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENTS OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENTS OR ANY LENDER OR ANY AFFILIATE OF THE AGENTS OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK OR THE CITY IN WHICH THE PRINCIPAL OFFICE OF SUCH AGENT, LENDER OR AFFILIATE, AS THE CASE MAY BE, IS LOCATED.

          15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENTS AND EACH LENDER
                --------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER

(WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                           [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agents have executed this Agreement as of the date first above written.

                                      THE MEAD CORPORATION, as the Borrower



                                      /s/ PETER H. VOGEL, JR.
                                      ------------------------------
                                      Name: Peter H. Vogel, Jr.
                                      Title: Vice President, Finance
                                              and Treasurer

                                      Mead World Headquarters
                                      Courthouse Plaza Northeast
                                      Dayton, Ohio 45463

                                      Attention: Treasurer
                                      Phone: (937) 495-6323
                                      Fax:   (937) 228-5555

                                   MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as the Administrative Agent and as a Lender


                                   /s/ CARL J. MEHLDAU, JR.
                                   ---------------------------------
                                   Name:  Carl J. Mehldau, Jr.
                                   Title: Associate

                                   60 Wall Street
                                   New York, New York 10260-0060


                                   Attention: Carl J. Mehldau, Jr.
                                   Phone:  (212) 648-1537
                                   Fax:    (212) 648-5018
                                   E-mail: mehldau_carl@jpmorgan.com

                                   BANK ONE, NA, as the Syndication Agent and as a Lender



                                   /s/ PAUL A. HARRIS
                                   ----------------------------
                                   Name:  Paul A. Harris
                                   Title: Managing Director


                                   100 East Broad Street
                                   7/th/ Floor
                                   Columbus, Ohio 43215

                                   Attention: Paul A. Harris
                                   Phone:  (614) 248-1780
                                   Fax:    (614) 248-5518
                                   E-mail: paul_a_harris@mail.bankone.com

                                    BANK OF AMERICA, N.A., as the
                                    Documentation Agent and as a Lender


                                    /s/ MICHAEL BALOK
                                    -----------------------------------
                                    Name:  Michael Balok
                                    Title: Managing Director

                                    555 California Street
                                    12/th/ Floor
                                    CA5-705-12-12
                                    San Francisco, California 94104

                                    Attention: Michael Balok
                                    Phone:  (415) 622-2018
                                    Fax:    (415) 622-4585
                                    E-mail: mike.balok@bankofamerica.com

                                    CITICORP USA, INC., as a Lender


                                    /s/ WOLFGANG VIRAGH
                                    ------------------------------
                                    Name:  Wolfgang Viragh
                                    Title: Vice President


                                    399 Park Avenue
                                    8/th/ Floor/Zone 11
                                    New York, New York 10043

                                    Attention: Wolfgang Viragh
                                    Phone:  (212) 559-6236
                                    Fax:    (212) 793-0289
                                    E-mail: wolfgang.viragh@citicorp.com

                                    DEUTSCHE BANK AG NEW YORK BRANCH
                                    AND/OR CAYMAN ISLANDS BRANCH, as a
                                    Lender



                                    /s/ HANS-JOSEF THIELE
                                    ---------------------------------
                                    Name: Hans-Josef Thiele
                                    Title: Director


                                    /s/ ROBERT W. CASEY, JR.
                                    ---------------------------------
                                    Name: Robert W. Casey, Jr.
                                    Title: Managing Director


                                    31 West 52/nd/ Street
                                    24/th/ Floor
                                    New York, New York 10019


                                    Attention: Hans-Josef Thiele
                                    Phone:  (212) 469-8649
                                    Fax:    (212) 469-2930
                                    E-mail: Hans-Josef.Thiele@db.com

                                    MELLON BANK, N.A., as a Lender



                                    /s/ MARK F. JOHNSTON
                                    ---------------------------------
                                    Name:  Mark F. Johnston
                                    Title: Vice President


                                    One Mellon Center, Room 370
                                    Pittsburgh, Pennsylvania 15258-0001


                                    Attention: Mark F. Johnston
                                    Phone:  (412) 236-2793
                                    Fax:    (412) 236-1914
                                    E-mail: johnston.mf@mellon.com

                                    THE SUMITOMO BANK, LIMITED, as a
                                    Lender



                                    /s/ EDWARD D. HENDERSON, JR.
                                    ------------------------------------
                                    Name: Edward D. Henderson, Jr.
                                    Title: Senior Vice President


                                    277 Park Avenue
                                    New York, New York 10172


                                    Attention: Rohn Laudenschlager
                                    Phone:  (212) 224-4226
                                    Fax:    (212) 224-4384
                                    E-mail:

                                    SOCIETE GENERALE, as a Lender



                                    /s/ JERRY PARISI
                                    -------------------------------------
                                    Name:  Jerry Parisi
                                    Title: Managing Director

                                    1221 Avenue of the Americas
                                    New York, New York 10020


                                    Attention: Jerry Parisi
                                    Phone:  (212) 278-5448
                                    Fax:    (212) 278-7997
                                    E-mail: jerry.parisi@us.socgen.com

                                    WACHOVIA BANK, N.A., as a Lender



                                    /s/ BRADFORD L. WATKINS
                                    ---------------------------------
                                    Name:  Bradford L. Watkins
                                    Title: Vice President


                                    191 Peachtree Street, 28/th/ Floor
                                    Atlanta, Georgia 30319

                                    Attention: Bradford L. Watkins
                                    Phone:  (404) 332-1093
                                    Fax:    (404) 332-6898
                                    E-mail: Brad.Watkins@Wachovia.com

                                    THE ROYAL BANK OF SCOTLAND plc, as a
                                    Lender



                                    /s/ MARIA AMARAL-LEBLANC
                                    -----------------------------------
                                    Name:  Maria Amaral-LeBlanc
                                    Title: Vice President

                                    101 Park Avenue
                                    10/th/ Floor
                                    New York, New York 10178

                                    Attention: Maria Amaral-LeBlanc
                                    Phone:  (212) 401-3746
                                    Fax:    (212) 401-3456
                                    E-mail: maria.amaral-leblanc@rbos.com

                                    NATIONAL CITY BANK, as a Lender



                                    /s/ JEFFREY L. HAWTHORNE
                                    ---------------------------------
                                    Name:  Jeffrey L. Hawthorne
                                    Title: Senior Vice President


                                    155 E. Broad Street
                                    Columbus, Ohio 4325l-0019

                                    Attention: Jeffrey L. Hawthorne
                                    Phone:  (614) 463-7298
                                    Fax:    (614) 463-7172
                                    E-mail: jeffrey.hawthorne@national-city.com

                                    PNC BANK, NATIONAL ASSOCIATION, as a
                                    Lender



                                    /s/ WARREN F. WEBER
                                    -----------------------------------
                                    Name:  Warren F. Weber
                                    Title: Vice President


                                    201 East Fifth Street
                                    Cincinnati, Ohio 45202


                                    Attention: Warren F. Weber
                                    Phone:  (513) 651-8619
                                    Fax:    (513) 651-8951
                                    E-mail: Warren.Weber@PNCBank.com

                                    THE BANK OF NEW YORK, as a Lender



                                    /s/ THOMAS MCCROHAN
                                    ----------------------------------
                                    Name:  Thomas McCrohan
                                    Title: Vice President


                                    One Wall Street, 21/st/ Floor
                                    New York, New York 10286


                                    Attention: Thomas McCrohan
                                    Phone:  (212) 635-1313
                                    Fax:    (212) 635-7978
                                    E-mail: tmccrohan@bankofny.com

                               PRICING SCHEDULE

===============================================================================================================
                         Level I           Level II            Level III          Level IV           Level V
                         Status             Status               Status            Status             Status
---------------------------------------------------------------------------------------------------------------
   Applicable             0.24%             0.305%                0.40%              0.50%              0.65%
     Margin
   (Eurodollar
      Rate)
----------------------------------------------------------------------------------------------------------------
   Applicable             0.06%              0.07%                0.10%             0.125%              0.15%
  Facility Fee
      Rate

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     "Level I Status" exists at any date if, on such date, the Borrower's
      --------------
Moody's Rating is A2 or better and the Borrower's S&P Rating is A or better.

     "Level II Status" exists at any date if, on such date, (i) the Borrower has
      ---------------
not qualified for Level I Status and (ii) the Borrower's Moody's Rating is A3 or better or the Borrower's S&P Rating is A- or better.

     "Level III Status" exists at any date if, on such date, (i) the Borrower
      ----------------
has not qualified for Level I Status or Level II Status and (ii) the Borrower's Moody's Rating is Baa1 or better or Borrower's S&P rating is BBB+ or better.

     "Level IV Status" exists at any date if, on such date, (i) the Borrower has
      ---------------
not qualified for Level I Status, Level II Status or Level III Status and (ii) the Borrower's Moody's Rating is Baa2 or better or Borrower's S&P Rating is BBB or better.

     "Level V Status" exists at any date if, on such date, the Borrower has
      --------------
not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

     "Moody's Rating" means, at any time, the rating issued by Moody's and then
      --------------
in effect with respect to the Borrower's senior unsecured long-term debt securities without third-party credit enhancement.

     "S&P Rating" means, at any time, the rating issued by S&P and then in
      ----------
effect with respect to the Borrower's senior unsecured long-term debt securities without third-party credit enhancement.

     "Status" means Level I Status, Level II Status, Level III Status, Level IV
      ------
or Level V Status.

     The Applicable Margin and Applicable Facility Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as determined from its then-current Moody's Rating and S&P Rating (subject to the last paragraph of this Pricing Schedule). The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If at any time the Borrower has no Moody's Rating and no S&P Rating, Level V Status shall exist.

     In the event that a split occurs between the two ratings, then the rating corresponding to the higher of the two ratings shall apply. However, if the split is greater than one level, then the pricing shall be based upon the rating one level above the lowest of the two ratings.

     Upon the Administrative Agent's receipt of the officer's compliance certificate delivered pursuant to Section 6.1 (iii) and reporting the then-
                                  -----------------
current Moody's Rating and S&P Rating for the Borrower, the Applicable Margin and Applicable Facility Fee Rate shall be adjusted, if necessary, such adjustment being effective five (5) Business Days following such receipt.

                              COMMITMENT SCHEDULE

--------------------------------------------------------------------------------
        LENDER                                        COMMITMENT
        ------                                        ----------
--------------------------------------------------------------------------------
Morgan Guaranty Trust Company of New                $  35,166,667.00
York
-------------------------------------------------------------------------------
Bank One, NA                                        $  35,166,666.50
-------------------------------------------------------------------------------
Bank of America, N.A.                               $  35,166,666.50
-------------------------------------------------------------------------------
Citicorp USA, Inc.                                  $  23,500,000.00
-------------------------------------------------------------------------------
Deutsche Bank AG New York Branch and/or             $  23,500,000.00
Cayman Islands Branch
-------------------------------------------------------------------------------
Mellon Bank, N.A.                                   $  23,500,000.00
-------------------------------------------------------------------------------
The Sumitomo Bank, Limited                          $  23,500,000.00
-------------------------------------------------------------------------------
Societe Generale                                    $  16,750,000.00
-------------------------------------------------------------------------------
Wachovia Bank, N.A.                                 $  16,750,000.00
-------------------------------------------------------------------------------
The Royal Bank of Scotland Plc                      $  16,750,000.00
-------------------------------------------------------------------------------
National City Bank                                  $  16,750,000.00
-------------------------------------------------------------------------------
PNC Bank, National Association                      $  16,750,000.00
-------------------------------------------------------------------------------
The Bank of New York                                $  16,750,000.00
-------------------------------------------------------------------------------
AGGREGATE COMMITMENT                                $ 300,000,000.00
-------------------------------------------------------------------------------